Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC. (the “Company”)

Supplement Dated September 25, 2014

to the Statement of Additional Information (“SAI”) dated October 31, 2013 as Supplemented November 22, 2013 and January 3, 2014

Effective September 5, 2014, Diego D’Argenio is no longer a portfolio manager of the RobecoSAM Global Equity Fund (the “Fund”).  Accordingly, all references to Mr. D’Argenio in the SAI are hereby removed.  Effective September 5, 2014, Rainer Baumann, Head of Public Equity at the Fund’s subadviser, RobecoSAM USA, Inc. (“RobecoSAM”), assumed the position of senior portfolio manager of the Fund.

Effective August 19, 2014, Robert A. Nanney resigned as Secretary of the Company.  Accordingly, all references to Mr. Nanney in the SAI are hereby removed.  Effective August 19, 2014, the Board of Directors of the Company appointed William D. Forsyth III as Secretary of the Company.  Accordingly, Mr. Forsyth’s information in the “Interested Directors and Officers” table on page B-22 of the SAI is amended to indicate his title of Secretary since August 2014.

The first paragraph under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-32 is deleted and replaced with the following:

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  In the case of the RobecoSAM Global Equity Fund, Rainer Baumann is the lead portfolio manager of the Fund and Kai Fachinger is the deputy portfolio manager of the Fund.  In the case of the Timpani Small Cap Growth Fund and MFG Global Equity Fund, Brandon M. Nelson and Hamish Douglass, respectively, are the sole portfolio managers of such Funds.  In the case of the Netols Small Cap Value Fund, Jeffrey W. Netols is the lead portfolio manager of the Fund and Michael D. Groblewski is the assistant portfolio manager of the Fund.  None of the registered investment company clients of any adviser or subadviser pays a performance-based fee.

The table under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-33 is supplemented with the following information regarding other accounts managed as of July 31, 2014.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts with Performance-Based Fees	Total Assets of Accounts with Performance-Based Fees

Rainer Baumann
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$259m	0	$0
Other Accounts	2	$240m	1	$107m

The table under “Portfolio Managers – Ownership of Fund Shares by Portfolio Managers” on page B-35 is revised to add the following information:

Fund/Portfolio Manager	Dollar Range of Shares Owned as of July 31, 2014
RobecoSAM Global Equity Fund
Rainer Baumann	NONE

Please Retain This Supplement For Future Reference

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